Other (Income)/Deductions - Net (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense)

The following table provides components of Other (income)/deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2018	2017	2016
Interest income(a)	$(333)	$(391)	$(470)
Interest expense(a)	1,316	1,270	1,186
Net interest expense	983	879	716
Royalty-related income(b)	(495)	(499)	(905)
Net (gains)/losses on asset disposals(c)	(71)	45	(51)
Net gains recognized during the period on investments in equity securities(d)	(586)	(224)	(18)
Net realized (gains)/losses on sales of investments in debt securities(e)	141	(45)	(35)
Income from collaborations, out-licensing arrangements and sales of compound/product rights(f)	(488)	(217)	(108)
Net periodic benefit costs/(credits) other than service costs(g)	(288)	101	139
Certain legal matters, net(h)	157	240	510
Certain asset impairments(i)	3,115	395	1,447
Loss on sale and impairment on remeasurement of HIS net assets(j)	(1)	55	1,712
Business and legal entity alignment costs(k)	4	71	261
Net losses on early retirement of debt(l)	3	999	312
Other, net(m)	(357)	(383)	(186)
Other (income)/deductions––net	$2,116	$1,416	$3,794

(a)
2018 v. 2017––Interest income decreased primarily driven by a lower investment balance. Interest expense increased primarily as a result of higher short-term interest rates, offset, in part, by refinancing activity that occurred in the fourth quarter of 2017. 2017 v. 2016––Interest income decreased primarily driven by a lower investment balance. Interest expense increased, primarily as a result of higher short-term interest rates, offset, in part, by the retirement of high-coupon debt and the issuance of new low-coupon debt. Capitalized interest expense totaled $73 million in 2018, $72 million in 2017 and $61 million in 2016.

(b)
Royalty-related income decreased in 2017, primarily due to lower royalty income for Enbrel of $470 million in 2017, compared to 2016, resulting from the expiration on October 31, 2016 of the 36-month royalty period under the collaboration agreement for Enbrel in the U.S. and Canada (the collaboration period under the agreement expired on October 31, 2013), partially offset by increases in Xtandi royalty-related income of $176 million in 2017, compared to 2016.

(c)
In 2018, primarily includes a realized gain on sale of property of $60 million. In 2017, primarily includes an $81 million realized loss related to the sale of our then 49%-owned equity-method investment in Hisun Pfizer and a realized net loss of $30 million related to the sale of our 40% ownership investment in Teuto, including the extinguishment of a put option for the then remaining 60% ownership interest, partially offset by a realized gain on sale of property of $52 million. In 2016, primarily includes realized gains on sales of property and other assets.

(d)
The net gains on investments in equity securities in 2018, include unrealized net gains on equity securities of $477 million, reflecting the adoption of a new accounting standard in the first quarter of 2018. Net gains in 2018 were primarily driven by unrealized gains of $466 million related to our investment in Allogene. Prior to the adoption of a new accounting standard in the first quarter of 2018, net unrealized gains and losses on virtually all equity securities with readily determinable fair values were reported in Accumulated other comprehensive income. For additional information, see Note 1B, Note 2B and Note 7B.

(e)
In 2018, primarily includes gross realized losses on sales of available-for-sale debt securities of $402 million and a net loss of $18 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities, partially offset by gross realized gains on sales of available-for-sale debt securities of $280 million. Proceeds from the sale of available-for-sale debt securities were $5.7 billion in 2018.

In 2017, primarily includes gross realized gains on sales of available-for-sale debt securities of $451 million, partially offset by gross realized losses on sales of available-for-sale debt securities of $281 million and a net loss of $120 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities. Proceeds from the sale of available-for-sale debt securities were $5.1 billion in 2017.
In 2016, primarily includes gross realized gains on sales of available-for-sale debt securities of $666 million, partially offset by gross realized losses on sales of available-for-sale debt securities of $548 million and a net loss of $64 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities. Proceeds from the sale of available-for-sale debt securities were $10.2 billion in 2016.

(f)
Includes income from upfront and milestone payments from our collaboration partners and income from out-licensing arrangements and sales of compound/product rights. In 2018, primarily includes, among other things, (i) approximately $118 million in milestone income from multiple licensees, (ii) $110 million in milestone payments received from Shire, of which $75 million was received in the first quarter of 2018 related to their first dosing of a patient in a Phase 3 clinical trial for the treatment of ulcerative colitis and $35 million was received from Shire in the third quarter of 2018 related to their first dosing of a patient in a Phase 3 clinical trial for the treatment of Crohn’s disease, (iii) an upfront payment to us and a recognized milestone totaling $85 million for the sale of an AMPA receptor potentiator for CIAS to Biogen, (iv) $62 million in gains related to sales of compound/product rights and (v) a $40 million milestone payment from Merck in conjunction with the approval of ertugliflozin in the EU. For additional information, see Note 2B, Note 2C, Note 2D and Note 2E. In 2017, primarily includes, among other things, $101 million in milestone payments received from multiple licensees and an $85 million gain related to sales of compound/product rights. In 2016, primarily includes, among other things, a $50 million gain related to sales of compound/product rights and $33 million in milestone payments received from multiple licensees.

(g)
Represents the net periodic benefit costs/(credits), excluding service costs, as a result of the adoption of a new accounting standard in the first quarter of 2018. Effective January 1, 2018, the U.S. Pfizer Consolidated Pension Plan was frozen to future benefit accruals and for 2018, resulted in the recognition of lower net periodic benefit costs due to the extension of the amortization period for the actuarial losses. There was also a greater than expected gain on plan assets due to a higher plan asset base compared to 2017. For additional information, see Note 1B and Note 11.

(h)
In 2018, primarily includes legal reserves for certain pending legal matters, partially offset by the reversal of a legal accrual where a loss was no longer deemed probable. In 2017, primarily includes a $94 million charge to resolve a class action lawsuit filed by direct purchasers relating to Celebrex, which was approved by the court in April 2018, and a $79 million charge to reflect damages awarded by a jury in a patent matter. In 2016, primarily includes amounts to resolve a Multi-District Litigation relating to Celebrex and Bextra pending against the Company in New York federal court for $486 million, partially offset by the reversal of a legal accrual where a loss was no longer deemed probable. In addition, 2016 includes a settlement related to a patent matter.

(i)
In 2018, primarily includes intangible asset impairment charges of $3.1 billion, mainly composed of (i) $2.6 billion related to EH developed technology rights, $242 million related to EH licensing agreements and $80 million related to EH IPR&D, all of which relate to our acquisition of Hospira, for generic sterile injectable products associated with various indications; (ii) $117 million related to a multi-antigen vaccine IPR&D program for adults undergoing elective spinal fusion surgery; (iii) $31 million related to an IH developed technology right, acquired in connection with our acquisition of Anacor, for the treatment for toenail fungus market marketed in the U.S. market only; and (iv) $17 million of other IPR&D assets acquired in connection with our acquisition of Innopharma. In 2018, the intangible asset impairment charges associated with the generic sterile injectable products reflect, among other things, updated commercial forecasts, reflecting an increased competitive environment as well as higher manufacturing costs, largely stemming from ongoing manufacturing and supply issues. The intangible asset impairment charge for the multi-antigen vaccine IPR&D program was the result of the Phase 2b trial reaching futility at a pre-planned interim analysis. The intangible asset impairment charge related to the IH developed technology right reflects, among other things, updated commercial forecasts. In addition, 2018 includes other asset impairments of $13 million.

In 2017, primarily includes intangible asset impairment charges of $337 million, reflecting (i) $127 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a generic sterile injectable product for the treatment of edema associated with certain conditions; (ii) $124 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a sterile injectable pain reliever; (iii) $39 million related to developed technology rights, acquired in connection with our acquisition of NextWave, for the treatment of attention deficit hyperactivity disorder; (iv) $26 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a generic injectable antibiotic product for the treatment of bacterial infections; and (v) $20 million related to other developed technology rights. The intangible asset impairment charges for 2017 are associated with EH and reflect, among other things, updated commercial forecasts and an increased competitive environment. In addition, 2017 includes a loss of $43 million for an impairment of our AM-Pharma B.V. long-term investment (see Note 2G).
In 2016, primarily includes intangible asset impairment charges of $869 million, reflecting (i) $366 million related to developed technology rights for a generic injectable antibiotic product for the treatment of bacterial infections; and (ii) $265 million related to an IPR&D compound for the treatment of anemia, both acquired in connection with our acquisition of Hospira; (iii) $128 million of sterile injectable IPR&D compounds acquired in connection with our acquisition of InnoPharma; and (iv) $110 million of other IPR&D assets, $81 million of which were acquired in connection with our acquisition of Hospira and $29 million of which were acquired in connection with our acquisition of King in 2011. The intangible asset impairment charges for 2016 are associated with the following: EH ($840 million) and IH ($29 million). In addition, 2016 includes an impairment loss of $452 million related to Pfizer’s then 49%-owned equity-method investment with Hisun in China, Hisun Pfizer, and an impairment loss of $50 million related to Pfizer's 40%-owned equity-method investment in Teuto. For additional information concerning Hisun Pfizer and Teuto, see Note 2F.
The intangible asset impairment charge for 2016 for the IPR&D compound for the treatment of anemia acquired in connection with our acquisition of Hospira reflects, among other things, the impact of regulatory delays, including delays resulting from a then recent court ruling, requiring a 180-day waiting period after approval before a biosimilar product can be launched. The intangible asset impairment charges for 2016 for the sterile injectable IPR&D compounds acquired in connection with our acquisition of InnoPharma reflect, among other things, the impact of portfolio prioritization decisions and decreased commercial profiles of certain compounds. The intangible asset impairment charges for 2016 for developed technology rights and other IPR&D assets acquired in connection with our acquisition of Hospira reflect, among other things, the impact of regulatory delays, the impact of new scientific findings, updated commercial forecasts, changes in pricing, and an increased competitive environment. The intangible asset impairment charges for 2016 for other IPR&D assets acquired in connection with our acquisition of King reflect changes in the competitive environment.

(j)
In 2018 and 2017, represents adjustments to amounts previously recorded in 2016 to write down the HIS net assets to fair value less costs to sell related to the sale of HIS net assets to ICU Medical on February 3, 2017. In 2016, represents a charge related to the write-down of the HIS net assets to fair value less estimated costs to sell. See Note 2B for additional information.

(k)
Represents expenses for changes to our infrastructure to align our commercial operations that existed through December 31, 2018, including costs to internally separate our businesses into distinct legal entities, as well as to streamline our intercompany supply operations to better support each business.

(l)
In 2017 and 2016, represents net losses due to the early retirement of debt, inclusive of the related termination of cross currency swaps in 2017 and inclusive of the related termination of interest rate swaps in 2016.

(m)
In 2018, includes (i) a non-cash $343 million pre-tax gain associated with our transaction with Bain Capital to create a new biopharmaceutical company, Cerevel, to continue development of a portfolio of clinical and preclinical stage neuroscience assets primarily targeting disorders of the central nervous system (see Note 2B), (ii) dividend income of $253 million from our investment in ViiV, (iii) a non-cash $50 million pre-tax gain on the contribution of Pfizer’s allogeneic CAR T therapy development program assets obtained from Cellectis and Servier in connection with our contribution agreement entered into with Allogene in which Pfizer obtained a 25% ownership stake in Allogene (see Note 2B), and (iv) a non-cash $17 million pre-tax gain on the cash settlement of a liability that we incurred in April 2018 upon the EU approval of Mylotarg (see Note 7E), partially offset by charges of $207 million, reflecting the change in the fair value of contingent consideration and $59 million of incremental costs associated with the design, planning and implementation of the new organizational structure, effective in the beginning of 2019, and primarily include consulting, legal, tax, and advisory services. In 2017, includes, among other things, dividend income of $266 million from our investment in ViiV, and income of $62 million from resolution of a contract disagreement. In 2016, includes among other things, $150 million paid to Allergan for reimbursement of Allergan’s expenses associated with the terminated transaction (see Note 1A); and income of $116 million from resolution of a contract disagreement.

Schedule of Additional Information About Intangible Assets Impaired

The following table provides additional information about the intangible assets that were impaired during 2018 in Other (income)/deductions––net:
					Year Ended December 31,
	Fair Value(a)				2018
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––Developed technology rights(b)	$665	$—	$—	$665	$2,647
Intangible assets––Licensing agreements and other(b)	150	—	—	150	242
Intangible assets––IPR&D(b)	95	—	—	95	214
Total	$910	$—	$—	$910	$3,103

(a)	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.

(b)
Reflects intangible assets written down to fair value in 2018. Fair value was determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We started with a forecast of all the expected net cash flows associated with the asset and then applied an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the product; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.